EXHIBIT 99.6

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------


                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                            $472,388,000(approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2005-OP1
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                         Option One Mortgage Corporation
                             Originator and Servicer


               Mortgage Pass-Through Certificates, Series 2005-OP1


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


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Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Transaction Summary
---------------------------------------------------------------------------------------------------------------------------------
                           Expected Ratings                      Avg. Life to     Mod. Dur. to     Payment Window  Initial Credit
            Expected         (S&P/Moody's/            Interest      Call/            Call/               to         Enhancement
 Class      Amount(1)           Fitch)        Index     Type    Mty(yrs)(2)(3)  Mty(yrs)(2)(3)(4)  Call/Mty(2)(3)     Level(5)
--------- -------------- -------------------- -----------------------------------------------------------------------------------
  A-1A     639,979,000        AAA/Aaa/AAA                           ***Not Offered - 144A Private Placement***
--------- -------------- -------------------- -----------------------------------------------------------------------------------
  A-1B     159,995,000        AAA/Aaa/AAA                           ***Not Offered - 144A Private Placement***
--------- -------------- -------------------- ------- --------- --------------- ----------------- ---------------- --------------
A-2A(6)    127,428,000        AAA/Aaa/AAA      1mL    Floating   1.00 / 1.00      0.99 / 0.99     04/05 - 04/07 /      21.00%
                                                                                                   04/05 - 04/07
--------- -------------- -------------------- ------- --------- --------------- ----------------- ---------------- --------------
  A-2B     64,404,000         AAA/Aaa/AAA      1mL    Floating   3.00 / 3.00      2.87 / 2.87     04/07 - 11/09 /      21.00%
                                                                                                   04/07 - 11/09
--------- -------------- -------------------- ------- --------- --------------- ----------------- ---------------- --------------
  A-2C     50,357,000         AAA/Aaa/AAA      1mL    Floating   6.87 / 8.32      6.17 / 7.21     11/09 - 03/13 /      21.00%
                                                                                                   11/09 - 11/22
--------- -------------- -------------------- ------- --------- --------------- ----------------- ---------------- --------------
  M-1      42,214,000         AA+/Aa1/AA+     1mL     Floating   5.36 / 5.93      4.88 / 5.29     08/08 - 03/13 /      17.80%
                                                                                                   08/08 - 02/20
--------- -------------- -------------------- ------- --------- --------------- ----------------- ---------------- --------------
  M-2      67,938,000          AA/Aa2/AA       1mL    Floating   5.33 / 5.88      4.85 / 5.25     06/08 - 03/13 /      12.65%
                                                                                                   06/08 - 08/19
--------- -------------- -------------------- ------- --------- --------------- ----------------- ---------------- --------------
  M-3      66,619,000           A/A2/A         1mL    Floating   5.31 / 5.80      4.79 / 5.14     05/08 - 03/13 /      7.60%
                                                                                                   05/08 - 07/18
--------- -------------- -------------------- ------- --------- --------------- ----------------- ---------------- --------------
  M-4      18,469,000          A-/A3/A-        1mL    Floating   5.30 / 5.72      4.77 / 5.08     05/08 - 03/13 /      6.20%
                                                                                                   05/08 - 11/16
--------- -------------- -------------------- ------- --------- --------------- ----------------- ---------------- --------------
  B-1      13,852,000       BBB+/Baa1/BBB+     1mL    Floating   5.29 / 5.66      4.68 / 4.94     04/08 - 03/13 /      5.15%
                                                                                                   04/08 - 03/16
--------- -------------- -------------------- ------- --------- --------------- ----------------- ---------------- --------------
  B-2      11,213,000        BBB/Baa2/BBB      1mL    Floating   5.29 / 5.60      4.67 / 4.89     04/08 - 03/13 /      4.30%
                                                                                                   04/08 - 08/15
--------- -------------- -------------------- ------- --------- --------------- ----------------- ---------------- --------------
  B-3       9,894,000       BBB-/Baa3/BBB-     1mL    Floating   5.29 / 5.52      4.58 / 4.74     04/08 - 03/13 /      3.55%
                                                                                                   04/08 - 01/15
--------- -------------- -------------------- -----------------------------------------------------------------------------------
  B-4      13,192,000         BB+/Ba1/BB+                           ***Not Offered - 144A Private Placement***
--------- -------------- -------------------- -----------------------------------------------------------------------------------

(1)   Subject to a variance of plus or minus 5%.
(2)   Pricing will assume the 10% optional clean-up call is exercised.
(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.
(4)   Assumes pricing at par.
(5)   Includes 2.55% overcollateralization.
(6) Legal final distribution date occurs in March, 2014 for the Class A-2A certificates; Legal final distribution date for all other certificates will be in January, 2035.

The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.
--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms
--------------------------------------------------------------------------------
Issuer:                  Securitized Asset Backed Receivables LLC Trust 2005-OP1
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Depositor:               Securitized Asset Backed Receivables LLC
--------------------------------------------------------------------------------
Originator:              Option One Mortgage Corporation
--------------------------------------------------------------------------------
Servicer:                Option One Mortgage Corporation
--------------------------------------------------------------------------------
Trustee:                 Wells Fargo Bank, National Association
--------------------------------------------------------------------------------
Sole Manager:            Barclays Capital Inc.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Rating Agencies:           S&P/Moody's/Fitch
--------------------------------------------------------------------------------
Offered Certificates:      The Class A-2A, A-2B, A-2C, M-1, M-2, M-3, M-4, B-1,
                           B-2 and B-3 certificates.
--------------------------------------------------------------------------------
LIBOR                      Certificates: The Class A-1A, Class A-1B and Class
                           B-4 certificates and the Offered Certificates.
--------------------------------------------------------------------------------
Expected Closing Date:     March 24, 2005
--------------------------------------------------------------------------------
Delivery:                  DTC, Euroclear and Clearstream.
--------------------------------------------------------------------------------
Distribution Dates:        The 25th of each month, or if such day is not a
                           business day, on the next business day, beginning in
                           April 2005.
--------------------------------------------------------------------------------
Final Scheduled            For the Class A-2A Certificates, the Distribution
Distribution Date:         Date occurring in March 2014, and for all other
                           remaining LIBOR Certificates, the Distribution Date
                           occurring in January 2035.
--------------------------------------------------------------------------------
Due                        Period: With respect to any Distribution Date, the
                           period commencing on the second day of the calendar
                           month preceding the month in which the Distribution
                           Date occurs and ending on the first day of the
                           calendar month in which that Distribution Date
                           occurs.
--------------------------------------------------------------------------------
Prepayment                 Period: With respect to any Distribution Date, the
                           period commencing on the 16th day of the month
                           preceding the month in which such Distribution Date
                           occurs (or in the case of the first Distribution
                           Date, commencing on the Cut-off Date), and ending on
                           the 15th day of the month in which such Distribution
                           Date occurs.
--------------------------------------------------------------------------------
Interest                   Accrual Period: With respect to any Distribution
                           Date, the period commencing on the immediately
                           preceding Distribution Date (or, for the initial
                           Distribution Date, the Closing Date) and ending on
                           the day immediately preceding the current
                           Distribution Date.
--------------------------------------------------------------------------------
Accrued Interest:          The price to be paid by investors for the Offered
                           Certificates will not include accrued interest, and
                           therefore will settle flat.
--------------------------------------------------------------------------------
Interest Day Count:        Actual/360.
--------------------------------------------------------------------------------
Interest Payment Delay:    Zero days
--------------------------------------------------------------------------------
Cut-off Date:              March 1, 2005
--------------------------------------------------------------------------------
Tax Status:                The Offered Certificates will be treated as "regular
                           interests" in a REMIC for federal income tax
                           purposes.
--------------------------------------------------------------------------------
ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible.
--------------------------------------------------------------------------------
SMMEA Eligibility:         The Offered Certificates are not expected to
                           constitute "mortgage related securities" for purposes
                           of SMMEA.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A Certificate Group: Either the Class A-1 Certificates or Class A-2
                           Certificates, as applicable.
--------------------------------------------------------------------------------
Class A Certificates:      Collectively, the Class A-1 and Class A-2
                           Certificates.
--------------------------------------------------------------------------------
Class A-1 Certificates:    Collectively, the Class A-1A and Class A-1B
                           certificates.
--------------------------------------------------------------------------------
Class A-2 Certificates:    Collectively,  the Class  A-2A,  Class A-2B and Class
                           A-2C certificates.
--------------------------------------------------------------------------------
Class M Certificates:      Collectively,  the Class  M-1,  Class  M-2,  Class
                           M-3 and Class M-4 certificates.
--------------------------------------------------------------------------------
Class B Certificates:      Collectively,  the Class  B-1,  Class  B-2,  Class
                           B-3 and Class B-4 certificates.
--------------------------------------------------------------------------------
Mortgage Loans:            The mortgage loans to be included in the trust will
                           be primarily adjustable- and fixed-rate sub-prime
                           mortgage loans secured by first-lien and second-lien
                           mortgages or deeds of trust on residential real
                           properties. All of the mortgage loans were purchased
                           by an affiliate of the depositor from Option One
                           Mortgage Corporation or its affiliates. On the
                           Closing Date, the trust will acquire the mortgage
                           loans. The aggregate scheduled principal balance of
                           the mortgage loans as of the Cut-off Date will be
                           approximately $1,319,193,830. Approximately 74.18% of
                           the mortgage loans are adjustable-rate mortgage loans
                           and approximately 25.82% are fixed-rate mortgage
                           loans. Approximately 99.07% of the mortgage loans are
                           first-lien mortgage loans, and approximately 0.93% of
                           the mortgage loans are second-lien mortgage loans.
                           The information regarding the mortgage loans set
                           forth below that is based on the principal balance of
                           the mortgage loans as of the Cut-off Date assumes the
                           timely receipt of principal scheduled to be paid on
                           the mortgage loans on or prior to the Cut-off Date
                           and no delinquencies, defaults or prepayments, with
                           the exception of 30- to 59-day delinquencies
                           comprising 1.79% of the aggregate scheduled principal
                           balance of the mortgage loans on the Cut-off Date.
                           See the attached collateral descriptions for
                           additional information on the initial mortgage loans
                           as of the Cut-off Date.
--------------------------------------------------------------------------------
Group I Mortgage Loans:    Approximately $1,013 million of mortgage loans that
                           have original principal balances that conform to the
                           original principal balance limits for one- to four-
                           family residential mortgage loan guidelines for
                           purchase adopted by Freddie Mac and Fannie Mae.
--------------------------------------------------------------------------------
Group II Mortgage Loans:   Approximately $307 million of mortgage loans that may
                           or may not have original principal balances that do
                           conform to the original principal balance limits for
                           one- to four- family residential mortgage loan
                           guidelines for purchase adopted by Freddie Mac and
                           Fannie Mae.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Monthly Servicer Advances: The Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees), as applicable, that were due during the related Due Period on the mortgage loans and not received by the related determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.
--------------------------------------------------------------------------------
Pricing Prepayment Speed:  Fixed Rate Mortgage Loans: CPR starting at approximately 1.533% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                           ARM Mortgage Loans: 25% CPR.
--------------------------------------------------------------------------------
Credit Enhancement:        The credit enhancement provided for the benefit of
                           the holders of the certificates consists solely of:
                           (a) the use of excess interest to cover losses on the
                           mortgage loans and as a distribution of principal to
                           maintain overcollateralization; (b) the subordination
                           of distributions on the more subordinate classes of
                           certificates to the required distributions on the
                           more senior classes of certificates; and (c) the
                           allocation of losses to the most subordinate classes
                           of certificates.
--------------------------------------------------------------------------------
Senior Enhancement         For any Distribution Date, the percentage obtained by
Percentage:                dividing (x) the sum of (i) the aggregate Class
                           Certificate Balances of the Class M and Class B
                           Certificates and (ii) the Subordinated Amount (in
                           each case after taking into account the distributions
                           of the related Principal Distribution Amount for that
                           Distribution Date) by (y) the aggregate Stated
                           Principal Balance of the mortgage loans for that
                           Distribution Date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      March 1, 2005
Securitized Asset Backed Receivables LLC Trust 2005-OP1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Stepdown Date:             The later to occur of:
                           (i) the earlier to occur of:
                                    (a) the Distribution Date in April 2008 and
                                    (b) the Distribution Date following the
                                      Distribution Date on which the aggregate
                                      Class Certificate Balances of the Class A
                                      Certificates have been reduced to zero;
                                      and
                           (ii)    the first Distribution Date on which the
                                   Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 42.00%).
--------------------------------------------------------------------------------
Trigger Event:             Either a Cumulative Loss Trigger Event or a
                           Delinquency Trigger Event.
--------------------------------------------------------------------------------
Delinquency                Trigger Event: With respect to any Distribution Date,
                           the circumstances in which the quotient (expressed as
                           a percentage) of (x) the rolling three-month average
                           of the aggregate unpaid principal balance of mortgage
                           loans that are 60 days or more delinquent (including
                           mortgage loans in foreclosure, mortgage loans related
                           to REO property and mortgage loans where the
                           mortgagor has filed for bankruptcy) and (y) the
                           aggregate unpaid principal balance of the mortgage
                           loans as of the last day of the related Due Period,
                           equals or exceeds 38.00% of the prior period's Senior
                           Enhancement Percentage.
--------------------------------------------------------------------------------
Cumulative Loss Trigger    With respect to any Distribution Date, the
Event:                     circumstances in which the aggregate amount of
                           realized losses incurred since the Cut-off Date
                           through the last day of the related Due Period
                           divided by the aggregate Stated Principal Balance of
                           the mortgage loans as of the Cut-off Date exceeds the
                           applicable percentages described below with respect
                           to such Distribution Date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.